                                                                    Exhibit 10.8

            *** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
                FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
                    COMMISSION PURSUANT TO RULE 24b-2 OF THE
                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                                 AMENDMENT NO. 9

                                       TO

                        THE A319/A320 PURCHASE AGREEMENT
                         DATED AS OF SEPTEMBER 12, 1997

                              BETWEEN AVSA S.A.R.L.

                                       AND

                           AMERICA WEST AIRLINES, INC.

This Amendment No. 9 (hereinafter referred to as the "Amendment") entered into as of September 27, 2005 by and between AVSA S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "USeller") and AMERICA WEST AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at Phoenix Sky Harbor International Airport, 4000 East Sky Harbor Boulevard, Phoenix, Arizona 85034, U.S.A. (hereinafter referred to as the "Buyer").

WITNESSETH:

WHEREAS, the Buyer and the Seller have entered into an A319/A320 Purchase Agreement, dated as of September 12, 1997 (which agreement, as previously amended by and supplemented with all Exhibits, Appendices, Letter Agreements and amendments (including Amendment No. 1 executed on April 27, 1998, Amendment No. 2 executed on December 9, 1998 together with Letter Agreement No. 1 to Amendment No. 2 executed on May 24, 1999, Amendment No. 3 together with all Letter Agreements thereto executed on October 14, 1999 and together with Letter Agreement to Amendment No. 3 executed on May 10, 2001, Amendment No. 4 executed on July 1, 2000 together with Letter Agreement to Amendment No. 4 executed on July 28, 2000, Amendment No. 5 executed on October 12, 2000 together with Letter Agreement to Amendment No. 5 executed on October 26, 2000, Amendment No. 6 executed on October 28, 2002, Amendment No. 7 together with all Letter Agreements thereto executed on July 30, 2004, and Amendment 8 executed on October 1, 2004 is hereinafter called the "Agreement"), which Agreement relates to, inter alia, the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A318-100, A319-100 and A320-200 model aircraft.


AWE - A319/A320 - Amendment No.  9
                                    AM 9 - 1

WHEREAS, in consideration of the Buyer's execution of the Memorandum of Understanding referenced by AVSA No. 5343 dated May 18, 2005 (the "MOU"), the Buyer and the Seller agree to reschedule the last eleven (11) Amendment 7 Firm Aircraft (the "Rescheduled Aircraft").

WHEREAS, capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms "herein," "hereof," and "hereunder" and words of similar import refer to this Amendment.

NOW, THEREFORE IT IS AGREED AS FOLLOWS:

1-    DELIVERY

1.1 Notwithstanding the provisions of Paragraph 4.2.A.6 of Amendment 7 to the Agreement, the Amendment 7 Firm A319 Aircraft scheduled to deliver in [...***...] are rescheduled to dates set forth in bold characters below (the "Rescheduled Amendment 7 A319 Aircraft") and the table set forth Paragraph 4.2.A.6 of in Amendment 7 to the Agreement is hereby canceled and replaced with the following table:


                   YEAR OF      MONTH OF     NUMBER OF
                   DELIVERY     DELIVERY     AIRCRAFT
                   -------------------------------------
                               [...***...]
                   -------------------------------------

1.2 Notwithstanding the provisions of Paragraph 5.2.A.6 of Amendment 7 to the Agreement, the Amendment 7 Firm A320 Aircraft scheduled to deliver in [...***...] are rescheduled to dates set forth in bold characters below (the "Rescheduled Amendment 7 A320 Aircraft") and the table set forth in Paragraph 5.2.A.6 of Amendment 7 to the Agreement is hereby canceled and replaced with the following table:



                   YEAR OF      MONTH OF     NUMBER OF
                   DELIVERY     DELIVERY     AIRCRAFT
                   -------------------------------------
                               [...***...]
                   -------------------------------------

***CONFIDENTIAL TREATMENT REQUESTED


AWE - A319/A320 - Amendment No.  9
                                    AM 9 - 2

1.3 It is understood that the Buyer may from time to time desire to [...***...] the delivery of one or more Rescheduled Aircraft. The Seller agrees to continue to evaluate the availability of [...***...] delivery positions in light of the Seller's contractual commitments to other purchasers. [...***...].

2-    SPECIFICATION

      In respect of the Rescheduled Aircraft only, Clause 3.2 of the Agreement will be replaced with the following quoted text:

      QUOTE

            The Rescheduled Aircraft (as such term is defined in Amendment No. 9 to this Agreement) will be delivered based on the latest applicable standard specification available from the Manufacturer at the time the final definition of the Rescheduled Aircraft must be concluded, in order to accommodate timely manufacturing and delivery thereof (the "Latest Standard Specification"). The parties will execute all notices of manufacturer initiated changes to the Standard Specification (the "Manufacturer Specification Change Notices" ("MSCNS")) needed to amend the Standard Specification to the Latest Standard Specification (the "Required MSCNs"). [...***...].

      UNQUOTE

3-    BASE PRICE

      The Base Price of the Amendment 7 A319 Aircraft will apply to the Rescheduled Amendment 7 A319 Aircraft in accordance with the provisions of Amendment 7 to the Agreement. The Base Price of the Amendment 7 A320 Aircraft will apply to the Rescheduled Amendment 7 A320 Aircraft in accordance with the provisions of Amendment 7 to the Agreement.

4-    PREDELIVERY PAYMENTS

4.1 [...***...]. The Buyer will pay to the Seller Predelivery Payments for the Rescheduled Aircraft in accordance with the Predelivery Payment schedule set forth in Paragraph 4.3 below when such Predelivery Payments come due.

4.2   [...***...].

4.3 The Buyer will make Predelivery Payments for the Rescheduled Aircraft in accordance with the provisions of the Agreement.

***CONFIDENTIAL TREATMENT REQUESTED


AWE - A319/A320 - Amendment No.  9
                                    AM 9 - 3

5-    [...***...]

6-    EFFECT OF THE AMENDMENT AND OTHER MATTERS
      -----------------------------------------

6.1 This Amendment contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written between the Buyer and the Seller.

6.2 The Agreement will be deemed amended to the extent provided in this Amendment and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

7 -   CONFIDENTIALITY

      The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Amendment strictly confidential, except as required by applicable law or pursuant to legal process. The Seller and the Buyer will consult prior to any public disclosure regarding this Amendment; provided, however that, following execution of this Amendment, Buyer may make such disclosure thereof as may be required by law or governmental orders, rules or regulations.

8-    GOVERNING LAW
      -------------

      THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF PARAGRAPH 22.3 OF THE AGREEMENT.

      IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

9-    COUNTERPARTS

      This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument.

***CONFIDENTIAL TREATMENT REQUESTED


AWE - A319/A320 - Amendment No.  9
                                    AM 9 - 4

      If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                          Very truly yours,

                                          AVSA S.A.R.L.

                                          By:
                                             ----------------------

                                          Its:
                                              ---------------------

Accepted and Agreed,

AMERICA WEST AIRLINES, INC.

By:
   ----------------------------

Its:
    ---------------------------


AWE - A319/A320 - Amendment No.  9
                                    AM 9 - 5